UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 30, 2011
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 — MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.	Changes in Registrant’s Certifying Accountant
     On September 30, 2011, the Audit Committee of the Board of Directors of Visteon Corporation’s (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. Such dismissal will become effective upon completion by PwC of its procedures on the financial statements of the Company as of and for the year ended December 31, 2011, and the filing of the related Form 10-K.
     The reports of PwC for the three-months ended December 31, 2010, the nine-months ended October 1, 2010 and the twelve-months ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that (1) PwC’s report for the year ended December 31, 2009 includes an explanatory paragraph regarding the Company’s ability to continue as a going concern; and (2) PwC’s reports for the three months ended December 31, 2010 and the nine-months ended October 1, 2010 included an explanatory paragraph describing the Company’s voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code filed on May 28, 2009 and its subsequent emergence from bankruptcy on October 1, 2010, the date on which the Company adopted fresh-start accounting and became a new entity for financial reporting purposes.
     In connection with the audits of the Company’s financial statements for the three-months ended December 31, 2010, the nine-months ended October 1, 2010 and the twelve-months ended December 31, 2009 and during the current fiscal year through September 30, 2011, there were no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports. Additionally, during the three-months ended December 31, 2010, the nine-months ended October 1, 2010 and the twelve-months ended December 31, 2009 and during the current fiscal year through September 30, 2011, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that were discussed with the Company’s Audit Committee.
     A letter from PwC addressed to the Securities and Exchange Commission stating that it agrees with the above statements is filed herewith as Exhibit 16.1.
     On September 30, 2011, after reviewing proposals from several accounting firms, including PwC, the Audit Committee of the Board of Directors of the Company selected Ernst & Young LLP to be appointed January 1, 2012 to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012. During the three-months ended December 31, 2010, the nine-months ended October 1, 2010 and the twelve-months ended December 31, 2009 and during the current fiscal year through September 30, 2011, neither the Company nor anyone acting on its behalf consulted Ernst & Young LLP regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of PwC regarding change in the Company’s independent registered public accounting firm.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: October 4, 2011	By:	/s/ Michael J. Widgren
Michael J. Widgren
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
16.1	Letter of PricewaterhouseCoopers LLP regarding change in Visteon Corporation’s independent registered public accounting firm.